UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2026
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 S.W. Taylor Street				250 S.W. Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(503)	226-4211	Registrant’s telephone number, including area code:	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.02	Results of Operation and Financial Condition
On February 27, 2026, Northwest Natural Holding Company (NW Holdings) issued a press release announcing its earnings for the quarter and year ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings or Northwest Natural Gas Company (NW Natural), whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements
This press release, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects," "forecasts," "will" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, forecasts, outlooks, timing, goals, strategies, commitments, future events, financial positions, financial performance, investments, valuations, timing and amount of capital expenditures, targeted capital structure, risks, risk profile, stability, acquisitions and timing, approval, completion and integration thereof, the likelihood and success associated with any transaction, strategic fit, utility system, technology and infrastructure investments, expected timing of notice to proceed, the initiation of construction, expected in service date and capital expenditure requirements for MX3, system modernization, reliability and resiliency, global, national and local economies, economic and GDP growth, customer and business growth, continued expansion of service territories, rate base growth, customer backlog, growth opportunities, customer satisfaction ratings, weather, performance and service during weather events, customer rates or rate recovery and the timing and magnitude of potential rate changes and the potential outcome of rate cases, environmental remediation cost recoveries, environmental initiatives, decarbonization and the role of natural gas and the gas delivery system, including decarbonization goals and timelines, energy efficiency measures, use of renewable sources, renewable natural gas purchases, projects, investments and other renewable initiatives, and timing, magnitude and completion thereof, unregulated renewable natural gas strategy and initiatives, hydrogen projects or investments and timing, magnitude, approvals and completion thereof, procurement of renewable natural gas or hydrogen for customers, technology and policy innovations, strategic goals and visions, water, wastewater and water services acquisitions, personnel additions, partnerships, investment strategy, regulatory strategy, and financial effects of water, wastewater and water services acquisitions, expected growth and safety benefits of facility upgrade investments, operating plans of third parties, financial targets, financial results, including estimated income, availability and sources of liquidity, capital markets, financing transactions, expenses, positions, revenues, returns, cost of capital, timing, and earnings, earnings guidance and estimated future growth rates, credit ratings, debt and equity issuances and timing, future dividends, commodity costs and sourcing, asset management activities, regulatory environment, performance, timing, outcome, or effects of regulatory proceedings or mechanisms or approvals, rate case execution, regulatory prudence reviews, anticipated regulatory actions or filings, accounting treatment of future events, economic and political conditions, effects of legislation or changes in laws or regulations, impact of the current U.S. presidential administration and Congress, effects, extent, the imposition or announcement of tariffs or trade restrictions, inflation, geopolitical uncertainty and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about

Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Northwest Natural Holding Company issued February 27, 2026 (furnished and not filed).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	February 27, 2026	/s/ Raymond Kaszuba III
Senior Vice President and Chief Financial Officer

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	February 27, 2026	/s/ Raymond Kaszuba III
Senior Vice President and Chief Financial Officer